ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                             August 1, 1999 - August 31, 1999

SETTLEMENT DATE:                               15-Sep-99

A.        SERIES INFORMATION

          ADVANTA LEASING RECEIVABLES CORP. VIII AND
          ADVANTA LEASING RECEIVABLES CORP. IX
          EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
          SERIES 1999-1

I.        SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

          (a.)    Beginning Aggregate Contract Principal Balance ..............................................  $ 110,476,118.00
                                                                                                                 ----------------
          (b.)    Contract Principal Balance of all Collections allocable to
                  Contracts ...................................................................................  $   5,725,892.21
                                                                                                                 ----------------
          (c.)    Contract Principal Balance of Charged-Off Contracts .........................................  $      28,976.68
                                                                                                                 ----------------
          (e.)    Ending Aggregate Contract Principal Balance of all Contracts
                  as of this Settlement Date ..................................................................  $ 104,721,249.11
                                                                                                                 ----------------
                  BALANCES ON THIS SETTLEMENT DATE
          (d.)    Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)             0.9414467                                    $  93,086,601.29
                                                                    ---------                                    ----------------
          (e1.)   Ending Class A-1 Principal Balance                0.8863228             $ 45,139,966.29
                                                                    ---------             ---------------
          (e2.)   Ending Class A-2 Principal Balance                1.0000000             $ 38,500,927.00
                                                                    ---------             ---------------
          (e3.)   Ending Class A-3 Principal Balance                1.0000000             $  9,445,708.00
                                                                    ---------             ---------------
          (f.)    Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note Factor)             1.0000000                                    $  11,599,991.00
                                                                    ---------                                    ----------------

II.       COMPLIANCE RATIOS

          (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts ...............................  $ 115,146,992.35
                                                                                                                 ----------------
          (b.)    CBR of Contracts 1 - 30 days delinquent .....................................................  $  10,424,523.09
                                                                                                                 ----------------
          (c.)     % of Delinquent Contracts 1 - 30 days as of the related
                   Calculation Date ...........................................................................             9.05%
                                                                                                                 ----------------
          (d.)    CBR of Contracts 31 - 60 days delinquent ....................................................  $   4,921,848.04
                                                                                                                 ----------------
          (e.)     % of Delinquent Contracts 31 - 60 days as of the related
                  Calculation Date ............................................................................             4.27%
                                                                                                                 ----------------
          (f.)    CBR of Contracts 61 - 90 days delinquent ....................................................  $   2,155,966.74
                                                                                                                 ----------------
          (g.)     % of Delinquent Contracts 61 - 90 days as of the related
                  Calculation Date ............................................................................             1.87%
                                                                                                                 ----------------
          (h.)    CBR of Contracts 91 - 120 days delinquent ...................................................  $     753,235.04
                                                                                                                 ----------------
          (i.)     % of Delinquent Contracts 91 - 120 days as of the related
                  Calculation Date ............................................................................             0.65%
                                                                                                                 ----------------
          (j1.)   % of Delinquent Contracts 31 days or more as of the related
                  Calculation Date ............................................................................             6.80%
                                                                                                                 ----------------
          (j2.)   Month 2:           N/A..................................................(1) .................         n/a
                                     ---                                                                         ----------------
          (j3.)   Month 3:           N/A ......................................................................         n/a
                                     ---                                                                         ----------------
          (j4.)   Three month rolling average % of Delinquent Contracts 31 days
                  or more .....................................................................................         n/a
                                                                                                                 ----------------
          (k1.)   Net Charge-Off % for the related Collection Period ..........................................             0.00%
                                                                                                                 ----------------
          (k2.)   Month 2:           N/A ......................................................................         n/a
                                     ---                                                                         ----------------
          (k3.)   Month 3:           N/A ......................................................................         n/a
                                     ---                                                                         ----------------
          (k4.)   Three month rolling average % for Defaulted Contracts .......................................         n/a
                                                                                                                 ----------------
                  Does the Cumulative Loss % exceed ...........................................................
          (l1.)   The Loss Trigger Level % from Beginning Period to and including
                  12th Collection Period ?   Y or N ...........................................................         NO
                                                                                                                 ----------------
          (l2.)   The Loss Trigger Level % from 13th Collection Period to and
                  including 24th Collection Period ?  Y or N. .................................................         n/a
                                                                                                                 ----------------
          (l3.)   The Loss Trigger Level % from 25th Collection Period and
                  thereafter ?    Y or N ......................................................................         n/a
                                                                                                                 ----------------
          (m1.)   Residual Realization for the related Collection Period ......................................           175.71%
                                                                                                                 ----------------
          (m2.)   Month 2:           N/A ......................................................................         n/a
                                     ---                                                                         ----------------
          (m3.)   Month 3:           N/A ......................................................................         n/a
                                     ---                                                                         ----------------
          (m4.)   Three month rolling average Residual Realization Ratio ......................................         n/a
                                                                                                                 ----------------
          (n.)    Does the three month rolling Residual Realization ratio exceed
                  100%     Y or N .............................................................................         n/a
                                                                                                                 ----------------

III.      FLOW OF FUNDS
          (1.)    The amount on deposit in Available Funds ....................................................  $   7,606,689.25
                                                                                                                 ----------------
          (2.)    The prepayment amounts deposited, if any, by the Issuers'
                  to the Collection Account for removal of defaulted contracts ................................  $              -
                                                                                                                 ----------------
          (3.)    Total deposits in the Collection Account to be used as
                  available funds on this Payment Date ........................................................  $   7,606,689.25
                                                                                                                 ----------------

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
          (a.)    To the Servicer, Unrecoverable Servicer Advances / Initial
                  Unpaid Balance ..............................................................................  $   1,028,686.10
                                                                                                                 ----------------
          (b.)    To the Servicer, the Servicing Fee and miscellaneous amounts,
                  if any ......................................................................................  $      92,063.43
                                                                                                                 ----------------
                  To Series 1999-1 Noteholders:
          (c.)    To Class A, the total Class A Note Interest and Class A
                  Overdue Interest for the related period .....................................................  $     332,484.72
                                                                                                                 ----------------
                                     Interest on Class A-1 Notes                          $ 163,162.24
                                                                                          --------------
                                     Interest on Class A-2 Notes                          $ 134,924.36
                                                                                          --------------
                                     Interest on Class A-3 Notes                          $ 34,398.12
                                                                                          --------------
          (d.)    Interest on Class B Notes for the related period ............................................  $      44,508.52
                                                                                                                 ----------------
          (e.)    To Series 1999-1 Noteholders:
                  To Class A, the total applicable Principal Payment ..........................................  $   5,789,523.71
                                                                                                                 ----------------
                                     Principal Payment to Class A-1 Noteholders           $ 5,789,523.71
                                                                                          --------------
                                     Principal Payment to Class A-2 Noteholders           $ -
                                                                                          --------------
                                     Principal Payment to Class A-3 Noteholders           $ -
                                                                                          --------------
                  To Class B for applicable Principal Payment to the extent of
                  the Class B Floor ...........................................................................  $              -
                                                                                                                 ----------------

          (f.)    To the Reserve Account:
                  The amount needed to increase the amount in the Reserve Account
                  to the Required Reserve .....................................................................  $     319,422.77
                                                                                                                 ----------------
          (g.)    Upon the occurrence of a Residual Event       the lesser of:
                  (A) the remaining Available Funds and                                   $ -
                                                                                          --------------
                  (B) the aggregate amount of Residual Receipts included in
                      Available Funds                                                     $ -
                                                                                          --------------
                  To be deposited to the Residual Account .....................................................  $              -
                                                                                                                 ----------------
          (h.)    To the Issuers, as owner of the Pledged Assets, any remaining
                  Available Funds on deposit in the Collection Account (the
                  "Issuers' Interest") ........................................................................  $           0.00
                                                                                                                 ----------------
IV.       SERVICER ADVANCES

          (a.)    Aggregate amount of Servicer Advances at the beginning of the
                  Collection Period ...........................................................................  $              -
                                                                                                                 ----------------
          (b.)    Servicer Advances reimbursed during the Collection Period ...................................  $              -
                                                                                                                 ----------------
          (c.)    Amount of unreimbursed Service Advances to be reimbursed on the
                  Settlement Date .............................................................................  $              -
                                                                                                                 ----------------
          (d.)    Servicer Advances made during the related Collection Period .................................  $   1,150,342.14
                                                                                                                 ----------------
          (e.)    Aggregate amount of Servicer Advances at the end of the
                  Collection Period ...........................................................................  $   1,150,342.14
                                                                                                                 ----------------
          (f.)    Amount of delinquent Scheduled Payments for which Servicer
                  Advances were not made ......................................................................  $              -
                                                                                                                 ----------------

V.        RESERVE ACCOUNT
          (a.)    Amount on deposit at the beginning of the related Collection
                  Period ......................................................................................  $   1,104,761.16
                                                                                                                 ----------------
          (b.)    Amounts used to cover shortfalls, if any,  for the related
                  Collection Period ...........................................................................  $              -
                                                                                                                 ----------------
          (c.)    Amounts transferred from the Collection Account, if applicable ..............................  $     319,422.77
                                                                                                                 ----------------
          (d.)    Balance remaining before calculating Required Reserve Amount ................................  $   1,424,183.93
                                                                                                                 ----------------
          (e.)    Required Reserve Amount needed as of the related Collection
                  Period ......................................................................................  $   5,234,329.61
                                                                                                                 ----------------
          (f1.)   If (d) above is greater than (e), then excess amount to be
                  transferred to the Series Obligors ..........................................................  $              -
                                                                                                                 ----------------
          (f2.)   If (e) is greater than (d), then amount of shortfall ........................................  $   3,810,145.68
                                                                                                                 ----------------
          (g.)    Amounts on deposit at the end of the related Collection Period
                  (d minus f1) ................................................................................  $   1,424,183.93
                                                                                                                 ----------------
          (h.)    Is the Required Reserve Amount equal to the balance in the
                  Reserve Account as of the related Collection period? Y or N .................................    NO
                                                                                                                 ----------------
VI.       RESIDUAL ACCOUNT
          (a.)    Amount on deposit at the beginning of the related Collection
                  Period ......................................................................................  $              -
                                                                                                                 ----------------
          (b.)    Amounts transferred from the Collection Account .............................................  $              -
                                                                                                                 ----------------
          (c.)    Amounts used to cover shortfalls for the related Collection
                  Period ......................................................................................  $              -
                                                                                                                 ----------------
          (d.)    Amount on deposit at the end of the related Collection Period ...............................  $              -
                                                                                                                 ----------------


          ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

          BY:    /s/ John Paris
                 ------------------------
          TITLE: Sr. Vice President
                 ------------------------
          DATE:  10-Sep-99
                 ------------------------